EXHIBIT 10.8
AWARD TERMS OF
TIME-VESTED RESTRICTED STOCK UNITS GRANTED TO A NONEMPLOYEE
DIRECTOR UNDER THE
DUPONT EQUITY AND INCENTIVE PLAN

Introduction	You have been granted time-vested restricted DuPont common stock units under the E.I. du Pont de Nemours and Company Equity and Incentive Plan (“Plan”), subject to the following Award Terms. This grant is also subject to the terms of the Plan, which is hereby incorporated by reference. However, to the extent that an Award Term conflicts with the Plan, the Plan shall govern. A copy of the Plan, and other Plan-related materials, such as the Plan prospectus, are available upon request or on the Merrill Lynch website.

Date of Grant	[ ]

Type of Awards	Time-vested restricted DuPont common stock units

Dividend Equivalents	Dividends payable on the shares represented by your units (including whole and fractional units) will be allocated to your account in the form of units (whole and fractional) based upon the closing stock price on the date of the dividend payment.

Restricted Period	You may not sell, gift, or otherwise transfer or dispose of any of the units during the “Restricted Period.” The Restricted Period commences on the Date of Grant and lapses as set forth herein.

On [FIRST ANNIVERSARY OF DATE OF GRANT], the Restricted Period will lapse with respect to one-third (1/3) of the units, including dividend equivalents (rounded to a whole number of full units).

On [SECOND ANNIVERSARY OF DATE OF GRANT], the Restricted Period will lapse with respect to one-third (1/3) of the units, including dividend equivalents (rounded to a whole number of full units).

On [THIRD ANNIVERSARY OF DATE OF GRANT], the Restricted Period will lapse with respect to the remaining units, including dividend equivalents.

In the event of a Change of Control (as defined in the Plan) the Restricted Period with respect to all units will lapse.

Termination of Services

Due to Retirement from the Board	If you are a director for six months following the Date of Grant, the units will remain subject to the Restricted Period set forth above.

Due to Total and Permanent	If you are a director for six months following

EXHIBIT 10.8

Disability or Death	the Date of Grant, the Restricted Period on all units will lapse.

Payment	Units shall be paid to you or your beneficiary (or estate, if there is no beneficiary), as applicable, as soon as practicable after the Restricted Period on such units lapses, but in no event later than the last day of your first taxable year ending after the date on which the Restricted Period lapses. Units are payable in one share of DuPont common stock for each whole unit and a cash payment for any fraction of a unit. The value of each fractional unit will be based on the average high and low prices of DuPont common stock as reported on the Composite Tape of the New York Stock Exchange as of the effective date of payment.

Code Section 409A	To the extent that an amount is payable in connection with your retirement or other termination of services, no amounts shall be paid hereunder on account thereof unless such retirement or termination of services constitutes a separation from service within the meaning of Code Section 409A.

Other Forfeiture	If you engage in misconduct, the Company may demand that you repay this Award, or cash payments you received as a result of this Award, within ten (10) days following written demand by the Company. “Misconduct” is defined in the Plan, and includes, but is not limited to, termination for cause (also defined in the Plan) or the breach of a noncompete or confidentiality agreement.

Change of Control	In the event of a Change of Control in which the consideration paid to the stockholders is solely cash, the Compensation Committee may provide that any units will be cancelled in exchange for a cash payment equal to the consideration paid per share of stock in the Change of Control multiplied by the number of your units.

Deferral	You may defer the settlement of this Award in accordance with the procedures established by the Company for that purpose.

Withholding	Proceeds from vesting of RSUs are subject to various income taxes, including but not limited to Federal, self-employment tax, and City of Wilmington. For U.S. residents, the Company is not required nor does it withhold taxes from your proceeds, however the Company will report proceeds on a Form 1099-MISC, Non-employee compensation. Grantees are encouraged to consult a tax professional on more specifics. For non-U.S. residents, unless the compensation is deferred or subject to a treaty exception, the Company is required to withhold taxes at a rate of 30%, and the Company will report such non-deferred proceeds on a Form 1042-S.

EXHIBIT 10.8
AWARD TERMS OF
STOCK APPRECIATION RIGHTS GRANTED UNDER THE
DUPONT EQUITY AND INCENTIVE PLAN

Introduction	You have been granted stock appreciation rights (SARs) under the E.I. du Pont de Nemours and Company Equity and Incentive Plan (“Plan”), subject to the following Award Terms. This grant is also subject to the terms of the Plan itself, which is hereby incorporated by reference. However, to the extent that an Award Term conflicts with the Plan, the Plan shall govern. A copy of the Plan, and other Plan-related materials, such as the Plan prospectus, are available at:

www1.lvs.dupont.com/employeebenefits/sharesandstockoption.html.

Date of Grant	[ ]

Exercise Price	[ ]

Expiration Date	SARs will expire no later than [DATE THAT IS THE DAY PRIOR TO THE SEVENTH ANNIVERSARY OF THE DATE OF GRANT]. However, the SAR may expire sooner. Please refer to “Termination of Employment” below.

Vesting Schedule	One-third (1/3) of the SARs (rounded to a whole number of shares) will become exercisable on [FIRST ANNIVERSARY OF DATE OF GRANT].

One-third (1/3) of the SARs (rounded to a whole number of shares) will become exercisable on [SECOND ANNIVERSARY OF DATE OF GRANT].

The remaining SARs will become exercisable on [THIRD ANNIVERSARY OF DATE OF GRANT].

In the event of a Change of Control (as defined in the Plan) any unvested SARs will be automatically vested and will remain exercisable in accordance with these Award Terms.

Termination of Employment

Due to Retirement (as defined in the applicable pension or retirement plan or plan company policy)	If you are an active employee for six months following the date of the grant, the SARs will be exercisable through the Expiration Date set forth above. After that date, any unexercised SARs will expire. Any unvested SARs as of the date of termination will continue to vest in accordance with the Vesting Schedule set forth above.

Due to Lack of Work, Divestiture to	If you are an active employee for six months

EXHIBIT 10.8

Entity Less Than 50% Owned by DuPont, or Total and Permanent Disability	following the date of the grant, the SARs will be exercisable through the date that is one year after the date of your termination of employment, or, if earlier, the Expiration Date set forth above. After that date, any unexercised SARs will expire. Any unvested SARs as of the date of termination will continue to vest in accordance with the Vesting Schedule set forth above.

Due to Death	If you are an active employee for six months following the date of the grant, the SARs will be exercisable through the date that is two years after the date of your termination of employment or, if earlier, the Expiration Date set forth above. After that date, any unexercised SARs will expire. Any unvested SARs as of the date of termination will be automatically vested.

Due to Any Other Reason (such as voluntary termination)	SARs must be exercised by the date on which you terminate employment.

Other Forfeiture	If you engage in misconduct, the Company may demand that you repay this Award, or cash payments you received as a result of this Award, within 10 days following written demand by the Company. “Misconduct” is defined in the Plan, and includes, but is not limited to, termination for cause (also defined in the Plan) or the breach of a noncompete or confidentiality agreement in your employment agreement.

Exercise/Payment	Requests to exercise SARs will be valued using that day’s average of the high and low price for Company common stock as determined on the NYSE-Composite Transactions Tape. This price will be used to determine the gross payment from the exercise transaction. If the exercise day is not a day the NYSE is open, the transaction will be valued at the average price on the next trading day the exchange is open. Proceeds of the exercise will be paid to you (or your beneficiary, as applicable) by your local payroll.

Calculation of the gross payment will be done in U.S. dollars and then translated into local currency by your local payroll. Translation shall be done using the exchange rate quoted in The Wall Street Journal on the exercise day, or, if no rate is quoted, an appropriate published equivalent will be used. If the exercise day is not a business day, the exchange rate quoted for the next business day will be used.

In the event of a Change of Control in which the consideration paid to the stockholders is solely cash, the Compensation Committee may provide that any unexercised SARs will be cancelled in exchange for a cash payment equal to the (i) excess consideration paid per share of stock

EXHIBIT 10.8

in the Change of Control over the exercise price of your SARs multiplied by (ii) the number of your unexercised SARs.

Non-transferability	You may not transfer these SARs, except by will or laws of descent and distribution. The SARs are exercisable during your lifetime only by you or your guardian or legal representative.

Withholding	When withholding of national, social, and/or local taxes is required in a country, it will be withheld from the gross cash payment.

EXHIBIT 10.8
AWARD TERMS OF
OPTIONS GRANTED UNDER THE
DUPONT EQUITY AND INCENTIVE PLAN

Introduction	You have been granted stock options under the E.I. du Pont de Nemours and Company Equity and Incentive Plan (“Plan”), subject to the following Award Terms. This grant is also subject to the terms of the Plan itself, which is hereby incorporated by reference. However, to the extent that an Award Term conflicts with the Plan, the Plan shall govern. A copy of the Plan, and other Plan-related materials, such as the Plan prospectus, are available at:

www1.lvs.dupont.com/employeebenefits/sharesandstockoption.html.

Date of Grant	[ ]

Type of Options	Non-qualified stock options (“NQSOs”)

Exercise Price	[ ]

Expiration Date	Option will expire no later than [DATE THAT IS THE DAY PRIOR TO THE SEVENTH ANNIVERSARY OF THE DATE OF GRANT]. However, the option may expire sooner. Please refer to “Termination of Employment” below.

Vesting Schedule	One-third (1/3) of the options (rounded to a whole number of shares) will become exercisable on [FIRST ANNIVERSARY OF DATE OF GRANT].

One-third (1/3) of the options (rounded to a whole number of shares) will become exercisable on [SECOND ANNIVERSARY OF DATE OF GRANT].

The remaining options will become exercisable on [THIRD ANNIVERSARY OF DATE OF GRANT].

In the event of a Change of Control (as defined in the Plan) any unvested options will be automatically vested and will remain exercisable in accordance with these Award Terms. If the consideration paid to the stockholders is solely cash, the Compensation Committee may provide that any unexercised options will be cancelled in exchange for a cash payment equal to the (i) excess consideration paid per share of stock in the Change of Control over the exercise price of your options multiplied by (ii) the number of your unexercised options.

Termination of Employment

Due to Retirement (as defined in the applicable pension or retirement plan or plan company policy)	If you are an active employee for six months following the date of the grant, the options will be exercisable through the Expiration Date set

EXHIBIT 10.8

forth above. After that date, any unexercised options will expire. Any unvested options as of the date of termination will continue to vest in accordance with the Vesting Schedule set forth above.

Due to Lack of Work, Divestiture to Entity Less Than 50% Owned by DuPont, or Total and Permanent Disability	If you are an active employee for six months following the date of the grant, the options will be exercisable through the date that is one year after the date of your termination of employment, or, if earlier, the Expiration Date set forth above. After that date, any unexercised options will expire. Any unvested options as of the date of termination will continue to vest in accordance with the Vesting Schedule set forth above.

Due to Death	If you are an active employee for six months following the date of the grant, the options will be exercisable through the date that is two years after the date of your termination of employment or, if earlier, the Expiration Date set forth above. After that date, any unexercised options will expire. Any unvested options as of the date of termination will be automatically vested.

Due to Any Other Reason (such as voluntary termination)	Options must be exercised by the date on which you terminate employment.

Other Forfeiture	If you engage in misconduct, the Company may demand that you repay this Award, or cash payments you received as a result of this Award, within 10 days following written demand by the Company. “Misconduct” is defined in the Plan, and includes, but is not limited to, termination for cause (also defined in the Plan) or the breach of a noncompete or confidentiality agreement in your employment agreement.

Exercise Methods	There are four exercise methods from which to choose. Due to local legal requirements, not all methods are available in all countries.

Withholding	Withholding for federal, state and local taxes is required in connection with exercise of non-qualified stock options. When a non-qualified stock option is exercised, the difference between the option price and the value of the stock at time of exercise is compensation subject to withholding. For more information regarding withholding procedures, please refer to the Plan prospectus.

Non-transferability	You may not transfer these options, except by will or laws of descent and distribution. The options are exercisable during your lifetime only by you or your guardian or legal representative.

EXHIBIT 10.8
AWARD TERMS OF
TIME-VESTED RESTRICTED STOCK UNITS GRANTED UNDER THE
DUPONT EQUITY AND INCENTIVE PLAN

Introduction	You have been granted time-vested restricted DuPont common stock units under the E.I. du Pont de Nemours and Company Equity and Incentive Plan (“Plan”), subject to the following Award Terms. This grant is also subject to the terms of the Plan, which is hereby incorporated by reference. However, to the extent that an Award Term conflicts with the Plan, the Plan shall govern. A copy of the Plan, and other Plan-related materials, such as the Plan prospectus, are available at:

www1.lvs.dupont.com/employeebenefits/sharesandstockoption.html.

Date of Grant	[ ]

Type of Awards	Time-vested restricted DuPont common stock units

Dividend Equivalents	Dividends payable on the shares represented by your units (including whole and fractional units) will be allocated to your account in the form of units (whole and fractional) based upon the closing stock price on the date of the dividend payment.

Restricted Period	You may not sell, gift, or otherwise transfer or dispose of any of the units during the “Restricted Period.” The Restricted Period commences on the Date of Grant and lapses as set forth herein.

On [FIRST ANNIVERSARY OF DATE OF GRANT], the Restricted Period will lapse with respect to one-third (1/3) of the units, including dividend equivalents (rounded to a whole number of units).

On [SECOND ANNIVERSARY OF DATE OF GRANT], the Restricted Period will lapse with respect to one-third (1/3) of the units, including dividend equivalents (rounded to a whole number of units).

On [THIRD ANNIVERSARY OF DATE OF GRANT], the Restricted Period will lapse with respect to the remaining units, including dividend equivalents.

In the event of a Change of Control (as defined in the Plan) the Restricted Period with respect to all units will lapse.

Termination of Employment

Due to Retirement (as defined in the applicable pension or retirement plan or plan company policy)	If you are an active employee for six months following the Date of Grant, the units will remain subject to the Restricted Period set forth above.

EXHIBIT 10.8

Due to Lack of Work, Divestiture to Entity Less Than 50% Owned by DuPont, Total and Permanent Disability, or Death	If you are an active employee for six months following the Date of Grant, the Restricted Period on all units will lapse.

Due to Any Other Reason (such as voluntary termination)	Units that are subject to a Restricted Period will be forfeited.

Payment	Units shall be paid or your beneficiary (or estate, if there is no beneficiary), as applicable, as soon as practicable after the Restricted Period on such units lapses, but in no event later than the last day of your first taxable year ending after the date on which the Restricted Period lapses. Units are payable in one share of DuPont common stock for each whole unit and a cash payment for any fraction of a unit. The value of each fractional unit will be based on the average high and low prices of DuPont common stock as reported on the Composite Tape of the New York Stock Exchange as of the effective date of payment.

Code Section 409A	To the extent that an amount is payable in connection with your retirement or other termination of employment, no amounts shall be paid hereunder on account thereof unless such retirement or termination of employment constitutes a separation from service within the meaning of Code Section 409A. If you are a “specified employee”, within the meaning of Code Section 409A, no amount shall be paid or delivered, on account of your separation from service, earlier than the date that six months after such separation from service. Amounts otherwise payable during that six month period shall be paid on the date that is six months and one day after your separation from service.

Other Forfeiture	If you engage in misconduct, the Company may demand that you repay this Award, or cash payments you received as a result of this Award, within ten (10) days following written demand by the Company. “Misconduct” is defined in the Plan, and includes, but is not limited to, termination for cause (also defined in the Plan) or the breach of a noncompete or confidentiality agreement in your employment agreement.

Change of Control	In the event of a Change of Control in which the consideration paid to the stockholders is solely cash, the Compensation Committee may provide that any units will be cancelled in exchange for a cash payment equal to the consideration paid per share of stock in the Change of Control multiplied by the number of your units.

Deferral	If you are an officer of the Company, you may defer the settlement of this Award in accordance with the procedures established by the Company for that purpose.

Withholding	Shares of DuPont common stock otherwise deliverable in settlement of the units will be automatically used to satisfy withholding for federal, state, and local taxes. Where share withholding is not permitted by local

EXHIBIT 10.8

law, the Company is authorized to withhold from other amounts due you (or your beneficiary, as applicable) or require payment of the same from you (or your beneficiary, as applicable). For more information regarding withholding procedures, please refer to the Plan prospectus.

EXHIBIT 10.8
AWARD TERMS OF
PERFORMANCE-BASED RESTRICTED STOCK UNITS GRANTED UNDER THE
DUPONT EQUITY AND INCENTIVE PLAN

Introduction	You have been granted performance-based restricted DuPont common stock units under the E.I. du Pont de Nemours and Company Equity and Incentive Plan (“Plan”), subject to the following Award Terms. This grant is also subject to the terms of the Plan, which is hereby incorporated by reference. However, to the extent that an Award Term conflicts with the Plan, the Plan shall govern. A copy of the Plan, and other Plan-related materials, such as the Plan prospectus, are available at:

www1.lvs.dupont.com/employeebenefits/sharesandstockoption.html.

Date of Grant	[ ]

Type of Award	Performance-based restricted DuPont common stock units

Dividend Equivalents	Dividends payable on the total number of shares represented by your units (including whole and fractional units) will be allocated to your account in the form of units (whole and fractional) based upon the closing stock price on the date of the dividend payment. Dividend equivalent units will be determined after the end of the Performance Period and credited to your account at that time based on the performance-adjusted number of units in your account. Dividend equivalent units will be calculated by taking the final performance-adjusted units and calculating the dividend equivalent units for the first dividend payment date for the Performance Period. The resulting number of dividend equivalent units from the first dividend payment date will be added to the final performance-adjusted number of units before calculating the dividend equivalent units for the second dividend payment date during the Performance Period. This process will be repeated for each subsequent dividend payment date during the Performance Period.

Performance Period	[THREE YEAR PERIOD BEGINNING JANUARY 1 PRECEDING GRANT DATE]

Vesting Terms	You may not sell, gift, or otherwise transfer or dispose of any of the units.

If you remain an active employee of DuPont from the Date of Grant through the last day of the Performance Period, the number of units that have vested as of the end of the Performance Period, if any, will be based on the achievement of the Performance Metrics set forth below. Except as set forth below, if you terminate employment with DuPont after the Date of Grant but prior to the last day of the Performance Period, unvested units will be forfeited. In the event of a Change of Control (as defined in the Plan), the Performance Metrics set forth below will be deemed to be achieved at the target level (100% of target award earned)

EXHIBIT 10.8

and prorated for the portion of the Performance Period preceding the Change of Control.

Performance Metrics	The final number of units earned is based upon our revenue growth and total shareholder return relative to a group of our peer companies.

Performance and payout are determined independently for each metric. The final overall award is the sum of the two elements

Revenue Payout %		TSR Payout %
x Target Award	+	x Target Award	=	Final Award
x 50%		x 50%

1. Revenue growth

Revenue growth is measured based on revenue/sales as reported in company filings and adjusted for major acquisitions/divestitures, but only if the aggregate of major acquisitions/divestitures totals 15% or more of total revenue in a fiscal year. A major acquisition/divestiture is one that accounts for at least 5% of total revenue.

Revenue Growth Percentile	Percent of Target Award
Ranking	Earned
≤ 25th	0%
25th*	25% (threshold)
50th*	100% (target)
75th*	200% (maximum)

*	Interim points are interpolated on a straight-line basis
♦	For each peer company, revenue growth is based on revenue for the fiscal year preceding the Performance Period (e.g., 12/31/2008) compared to revenue for the last fiscal year of the Performance Period (e.g., 12/31/2011)

♦	Based on the table above, DuPont’s percentile rank in revenue growth against its peer companies is translated into a percentage (of target) payout for 50% of the Award.

2. Total Shareholder Return (TSR)

TSR represents the total return on a company’s common stock to an investor (stock price appreciation plus dividends).

TSR Percentile Ranking	Percent of Target Award
Goal	Earned
≤ 25th	0%
25th*	25% (threshold)
50th*	100% (target)
75th*	200% (maximum)

EXHIBIT 10.8

*	Interim points are interpolated on a straight-line basis
For this purpose, TSR is determined as follows:

TSR =	Change in Stock Price + Dividends Paid

Beginning Stock Price
♦	Beginning Stock Price: average closing price of the stock over the 20 trading days immediately prior to the first day of the Performance Period.

♦	Ending Stock Price: average closing price of the stock over the last 20 trading days of the Performance Period.

♦	Change in Stock Price: difference between the Beginning Stock Price and the Ending Stock Price.

♦	Dividends Paid: total of all dividends paid on one share of stock during the applicable calendar quarter(s) during the Performance Period, provided that dividends shall be treated as though they are reinvested on day of payment based on closing price of the stock on that day.

♦	Based on the table above, the Company’s percentile rank in TSR against its peer companies is translated into a percentage (of target) payout for 50% of the Award.

Payment	As soon as practicable during your first taxable year ending after the last day of the Performance Period, vested units (including dividend equivalents accruing after the end of the Performance Period and prior to the payment date), if any, will be paid to you or your beneficiary (or estate, if there is no beneficiary), as applicable, in one share of DuPont common stock for each whole unit and a cash payment for any fraction of a unit. The value of each fractional unit will be based on the average high and low prices of DuPont common stock as reported on the Composite Tape of the New York Stock Exchange as of the effective date of payment.

Termination of Employment

Due to Retirement (as defined in the applicable pension or retirement plan or plan company policy), Lack of Work, Divestiture to Entity Less Than 50% Owned by DuPont, Total and Permanent Disability, or Death
If you are an active employee for six months following the Date of Grant and are an active employee through the date of retirement, disability, death or termination of employment, the units will remain subject to the Vesting Terms. However, the number of units will be prorated based on the number of months you were employed by DuPont from the Date of Grant through during the end of the Performance Period.

EXHIBIT 10.8

Due to Any Other Reason (such as voluntary termination)	Units will be forfeited as of the date on which you terminate employment.

Other Forfeiture	If you engage in misconduct, the Company may demand that you repay this Award, or cash payments you received as a result of this Award, within ten (10) days following written demand by the Company. “Misconduct” is defined in the Plan, and includes, but is not limited to, termination for cause (also defined in the Plan) or the breach of a noncompete or confidentiality agreement in your employment agreement.

Change of Control	In the event of a Change of Control in which the consideration paid to the stockholders is solely cash, the Compensation Committee may provide that any units will be cancelled in exchange for a cash payment equal to the consideration paid per share of stock in the Change of Control multiplied by the number of your units.

Deferral	If you are an officer of the Company, you may defer the settlement of this Award in accordance with the procedures established by the Company for that purpose.

Withholding	Shares of DuPont common stock otherwise deliverable in settlement of the units will be automatically used to satisfy withholding for federal, state, and local taxes. Where share withholding is not permitted by local law, the Company is authorized to withhold from other amounts due you (or your beneficiary, as applicable) or require payment of the same from you (or your beneficiary, as applicable). For more information regarding withholding procedures, please refer to the Plan prospectus.